--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                                   July 31, 1998


Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,





/s/ Laurence D. Fink                                     /s/ Ralph L Schlosstein
--------------------                                     -----------------------
Laurence D. Fink                                            Ralph L. Schlosstein
Chairman                                                               President

                                                                   July 31, 1998
Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                                 --------------------------------------------------------------------
                                   6/30/98      12/31/97        CHANGE          HIGH           LOW
------------------------------------------------------------------------------------------------------
  STOCK PRICE                     $8.7500       $8.5000           2.94%         $8.7500       $8.4400
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $9.72         $9.54             1.89%         $9.73         $9.53
------------------------------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE        5.47%         5.71%           (0.24%)         5.79%         5.21%
------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range bound during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and that the Fed will adopt an easing bias provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      In light of declining interest rates and faster prepayment speeds during the period, mortgages modestly underperformed the broader investment grade bond market. As measured by the Lehman Brothers Mortgage Index, mortgages posted a 3.37% total return versus 3.92% for the Lehman Brothers Aggregate Index. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. Accordingly, lower coupon securities generally outperformed more prepayment-sensitive higher-coupon issues. The financial turmoil in Asia caused a decline in perceived corporate bond credit quality ratings and as a result corporate bonds underperformed Treasuries during both the first and second quarters. Lower interest rates brought a flood of new corporate supply during the first quarter of 1998, contributing to the modest performance of corporates.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.


--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                               JUNE 30, 1998       DECEMBER 31, 1997
--------------------------------------------------------------------------------
Taxable Zero Coupon Bond                         24%                  27%
--------------------------------------------------------------------------------
Corporate Bonds                                 14%                  14%
--------------------------------------------------------------------------------
U.S. Government Securities                      14%                   6%
--------------------------------------------------------------------------------
Multiple Class Mortgage Pass-Throughs           12%                  15%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities         8%                   3%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities            6%                   6%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities        6%                   8%
--------------------------------------------------------------------------------
Asset-Backed Securities                          4%                   4%
--------------------------------------------------------------------------------
Municipal Zero Coupon Bonds                      4%                   6%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                           3%                   2%
--------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                  2%                   3%
--------------------------------------------------------------------------------
Adjustable Rate Mortgages                        1%                   2%
--------------------------------------------------------------------------------
CMO Residuals                                    1%                   1%
--------------------------------------------------------------------------------
FNMA Project Loans                               1%                   1%
--------------------------------------------------------------------------------
FHAProject Loans                                 0%                   2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        RATING % OF CORPORATES
--------------------------------------------------------------------------------
CREDIT RATING                      JUNE 30, 1998       DECEMBER 31, 1997
--------------------------------------------------------------------------------
AAAor Equivalent                          7%                    7%
--------------------------------------------------------------------------------
AAor Equivalent                           5%                    5%
--------------------------------------------------------------------------------
Aor Equivalent                           34%                   34%
--------------------------------------------------------------------------------
BBBor Equivalent                         54%                   54%
--------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2002. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been to U.S. government securities. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities such as commercial mortgage-backed securities (CMBS). To finance these purchases, the Trust sold mortgage pass-through securities, as their maturities may extend past the Trust's termination date in a rising interest rate environment.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Strategic Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.



Sincerely,




/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ----------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.



--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BGT
--------------------------------------------------------------------------------
Initial Offering Date:                                         December 28, 1990
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/98:                                   $8.75
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/98:                                       $9.72
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/98 ($8.75)1:                  5.43%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                             $0.039583
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                          $0.475
--------------------------------------------------------------------------------


---------
1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share. 2 Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
RATING*   (000)    DESCRIPTION                                          (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--145.3%
                 MORTGAGE PASS-THROUGHS--5.6%
                 Federal Home Loan Mortgage Corp.,
       $18,975     6.50%, 11/01/25 ...............................   $18,916,269
           605     7.50%, 11/01/10, 15 Year ......................       621,540
           439     8.00%, 02/01/13, 20 Year ......................       454,231
           926     9.00%, 11/01/05, 15 Year ......................       955,627
                 Federal National Mortgage
                   Association,
         5,635     7.25%, 01/01/23, Project 797 ..................     5,758,724
         4,617     7.50%, 02/01/02-06/01/08, 15 Year .............     4,743,503
                 Government National Mortgage
                   Association,
            83     9.00%, 01/15/20-03/15/20 ......................        89,196
                                                                   -------------
                                                                      31,539,090
                                                                   -------------
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--20.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        15,691+    Series 90, Class 90-G,
                     10/15/20 ....................................    16,450,253
         1,962     Series 1218, Class 1218-G,
                     05/15/14 ....................................     1,941,019
         5,000     Series 1295, Class 1295-JB,
                     03/15/07 ....................................     4,771,550
           540     Series 1360, Class 1360-PE,
                     12/15/17 ....................................       528,768
         1,883     Series 1488, Class 1488-F,
                     09/15/06 ....................................     1,877,295
         1,625     Series 1488, Class 1488-PF,
                     09/15/06 ....................................     1,653,096
         1,313     Series 1577, Class 1577-A,
                     11/15/22 ....................................     1,308,904
           760     Series 1590, Class 1590-K,
                     10/15/23 ....................................       762,726
         2,328     Series 1602, Class 1602-Y,
                     07/15/22 ....................................     2,305,915
         1,376     Series 1603, Class 1603-MB,
                     10/15/23 (ARM) ..............................     1,341,017
         1,620     Series 1675, Class 1675-SB,
                     08/15/23 (ARM) ..............................     1,579,275
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,469     Trust G93-17, Class 17-SH,
                     04/25/23 (ARM) ..............................     1,022,892
        10,000+    Trust 1992-43, Class 43-E,
                     04/15/22 ....................................    10,353,900
        21,340     Trust 1992-129, Class 129-G,
                     06/25/18 ....................................    20,970,391
         2,000     Trust 1992-155, Class 155-SB,
                     12/25/06 (ARM) ..............................     2,196,400
        35,550++   Trust 1992-156, Class 156-H,
                     04/15/06 ....................................    34,627,478
           623     Trust 1992-209, Class 209-SB,
                     04/25/07 (ARM) ..............................       618,887
         3,187     Trust 1993-71, Class 71-SB,
                     06/25/07 (ARM) ..............................     3,233,490
           761     Trust 1993-117, Class 117-SA,
                     07/25/08 (ARM) ..............................       772,468
         2,299     Trust 1993-170, Class 170-SA,
                     09/25/08 (ARM) ..............................     2,266,286
         2,205     Trust 1994-40, Class 40-H,
                     10/25/20 ....................................     2,197,128
         2,000     Trust 1997-7, Class WC,
                     04/25/22 (ARM) ..............................       860,000
                                                                   -------------
                                                                     113,639,138
                                                                   -------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--8.2%
AAA      2,600   Aetna Commercial Mortgage
                   Trust, Series 1995-C5,
                   Class B, 6.74%, 12/26/30 ......................     2,657,465
BBB      3,000   DLJ Mortgage Acceptance Corp.,
                   Series 1993-MF7, Class B, 9.40%,
                   06/18/03 ......................................     3,194,242
BBB      4,000   FDIC Trust,
                   Series 1994-C1,
                   Class IIF, 8.70%, 09/25/25 ....................     4,240,859
                 LTC Commercial Mortgage
                   Pass-Through Certificates,
AAA      4,193   Series 1996-1, Class A, 9.20%,
                   04/15/28 # ....................................     4,277,732
BBB      1,000   Series 93-1, Class D, 7.06%,
                   11/28/12 # ....................................     1,051,250
A        2,290   Merrill Lynch Mortgage Investors, Inc.,
                   Trust 1995-1,
                   Class C1, 7.59%, 05/25/13 .....................     2,368,152
AAA      1,702   Morgan Stanley Capital Trust I,
                   Series 1995-GAL1,
                   Class A1, 7.00%, 08/15/27 # ...................     1,708,596
                 Paine Webber Mortgage
                   Acceptance Corp.,
AAA      2,000     Series 1995-M1, Class M1-A,
                     6.70%, 01/15/07 # ...........................     2,031,857
BBB      1,656     Series 1995-M1, Class M1-D,
                     7.30%, 01/15/07 # ...........................     1,681,714
BBB      1,026     Series 1995-M2, Class M2-D,
                     7.20%, 12/01/03 # ...........................     1,039,724

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
RATING*   (000)    DESCRIPTION                                          (NOTE 1)
--------------------------------------------------------------------------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--(CONT'D)
                 Resolution Trust Corp.,
A      $ 5,831     Series 1993-C3, Class C3-D,
                     7.10%, 12/25/24 ............................    $ 5,862,238
AA       4,000     Series 1994-C1, Class C1-C,
                     8.00%, 06/25/26 ............................      4,055,000
AA       2,811   Salomon Brothers Mortgage
                 Securities Trust VII,
                   Series 1997-TZH,
                   7.15%, Class TZH-A1,
                   03/25/22 # ...................................      2,933,524
AAA      3,925   Structured Asset Securities Corp.,
                   Series 1996-CFL,
                   6.30%, Class B, 02/25/28 .....................      3,918,305
A        4,500   TVO Southwest, Series 1994-MFI,
                   Class A2, 9.37%, 11/18/04 # ..................      4,874,370
                                                                   -------------
                                                                      45,895,028
                                                                   -------------
                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--22.0%
AAA      1,200   Bear Stearns Secured Investors Trust,
                   Series 1988-8, Class C,
                   12/01/18 (P/O) ................................     1,166,773
AAA      2,698@  Collateralized Mortgage Obligation,
                   Trust 26, Class A,
                   04/23/17 (P/O) ................................     2,281,008
AAA     52,139   CS First Boston Mortgage Securities,
                   Series 1997-C1, Class AX,
                   04/20/22 (I/O) # ..............................     5,764,435
                 Federal Home Loan Mortgage Corp.,
         7,907     Series 2, Class M,
                     07/25/18 (I/O) ..............................       969,147
         2,418     Series 39, Class J,
                     03/25/24 (I/O) ..............................       343,101
           319     Series 186, Class 186-J,
                     08/15/21 (I/O) ..............................       552,795
         8,586     Series 1215, Class 1215-P,
                     06/15/06 (I/O) ..............................     1,091,685
           471     Series 1373, Class 1373-B,
                     09/15/22 (P/O) ..............................       419,544
           674     Series 1375, Class 1375-H,
                     12/15/05 (I/O) ..............................        81,102
         5,505     Series 1379, Class 1379-FB,
                     08/15/08 (I/O) ..............................       742,579
        17,731     Series 1472, Class 1472-S,
                     05/15/06 (I/O) ..............................       902,353
        17,040     Series 1551, Class 1551-J,
                     07/15/08 (I/O) ..............................       686,189
         1,197     Series 1570, Class 1570-J,
                     08/15/23 (P/O) ..............................     1,189,242
         6,351     Series 1590, Class 1590-JC,
                     01/15/19 (I/O) ..............................       441,862
         2,269     Series 1597, Class 1597-H,
                     07/15/23 (P/O) ..............................     1,229,789
         4,973     Series 1626, Class 1626-PV,
                     12/15/08 (I/O) ..............................       532,256
         2,067     Series 1662, Class 1662-P,
                     11/15/07 (I/O) ..............................       363,349
         3,347     Series 1662, Class 1662-PO,
                     01/15/09 (P/O) ..............................     2,641,265
         1,520     Series 1900, Class 1900-SD,
                     01/15/23 (I/O) ..............................       288,800
        18,465     Series 1938, Class 1938-SB,
                     08/15/19 (I/O) ..............................        92,323
       113,486     Series 1954, Class 1954-BA,
                     04/15/21 (I/O) ..............................     2,517,975
        70,062     Series 1954, Class 1954-BB,
                     04/15/21 (I/O) ..............................       897,670
        30,702     Series 1954, Class 1954-LL,
                     05/15/21 (I/O) ..............................       402,967
        30,702     Series 1954, Class 1954-LM,
                     05/15/21 (I/O) ..............................       417,359
        23,960     Series 1954, Class 1954-MD,
                     03/15/16 (I/O) ..............................     2,779,638
        15,351     Series 2049, Class 2049-PK,
                     06/15/14 (I/O) ..............................     2,034,457
                 Federal National Mortgage Association,
        10,000     Trust G93-22, Class P,
                     06/25/23 (I/O) ..............................     4,278,090
         5,439     Trust G93-25, Class N,
                     12/25/19 (I/O) ..............................     1,052,125
        13,220     Trust G93-26, Class PT,
                     12/25/17 (I/O) ..............................     1,422,900
        22,661     Trust G93-31, Class PS,
                     08/25/18 (I/O) ..............................       845,726
         1,010     Trust 225, Class 1,
                     06/01/23 (P/O) ..............................       821,206
         2,510     Trust 1991-49, Class G,
                     05/25/06 (I/O) ..............................       545,466
            73     Trust 1991-79, Class B,
                     07/25/98 (P/O) ..............................        72,578
         2,258     Trust 1992-82, Class IO,
                     05/15/22 (I/O) ..............................       554,068
         3,617     Trust 1992-108, Class L,
                     07/15/07 (I/O) ..............................       887,650
        10,249     Trust 1993-67, Class B,
                     12/25/21 (P/O) ..............................     9,563,563
         2,617     Trust 1993-92, Class G,
                     05/25/23 (P/O) ..............................     1,420,237
         6,999     Trust 1993-124, Class D,
                     08/25/22 (P/O) ..............................     6,412,790
        11,573     Trust 1993-213, Class H,
                     09/25/23 (P/O) ..............................    10,466,782
         5,000     Trust 1993-245, Class JA,
                     03/25/19 (I/O) ..............................       414,500
           800     Trust 1994-8, Class D,
                     11/25/23 (P/O) ..............................       655,248
         1,590     Trust 1994-16, Class D,
                     11/25/23 (P/O) ..............................     1,569,590
         1,598     Trust 1994-24, Class C,
                     11/25/23 (P/O) ..............................     1,570,134
                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
RATING*   (000)    DESCRIPTION                                          (NOTE 1)
--------------------------------------------------------------------------------
       $ 2,544     Trust 1994-42, Class SO,
                     03/25/23 (I/O) ..............................     $ 361,112
         4,308     Trust 1994-54, Class C,
                     11/25/23 (P/O) ..............................     4,044,526
           550     Trust 1994-54, Class E,
                     11/25/23 (P/O) ..............................       429,209
         5,010     Trust 1994-87, Class E,
                     03/25/09 (P/O) ..............................     4,076,445
        20,598     Trust 1996-15, Class SG,
                     08/25/08 (I/O) ..............................     2,513,601
        12,937     Trust 1996-20, Class SB,
                     10/25/08 (I/O) ..............................     4,944,226
         4,484     Trust 1996-24, Class SB,
                     10/25/08 (I/O) ..............................       924,890
         8,499     Trust 1996-24, Class SJ,
                     01/25/22 (I/O) ..............................     2,347,863
         4,490     Trust 1997-17, Class PJ,
                     03/18/18 (I/O) ..............................       342,397
         3,813     Trust 1997-32, Class ML,
                     02/25/27 (P/O) ..............................     3,429,406
         2,925     Trust 1997-35, Class PK,
                     09/18/21 (I/O) ..............................       309,842
        49,427     Trust 1997-35, Class SB,
                     03/25/09 (I/O) ..............................     1,475,098
        24,000     Trust 1997-44, Class SC,
                     06/25/08 (I/O) ..............................     2,276,250
        32,145     Trust 1997-50, Class HJ,
                     12/25/17 (I/O) ..............................     2,906,554
        57,220     Trust 1997-90, Class L,
                     10/25/19 (I/O) ..............................     6,866,346
        57,817     Trust 1998-27, Class L,
                     03/25/20 (I/O) ..............................     7,371,720
                 Government National Mortgage
                   Association,
         2,395     Series 1997-16, Class PR,
                   12/20/20 (I/O) ................................       269,471
AAA     23,869   Merrill Lynch Mortgage Investors, Inc.,
                   Series 1997-C2, Class IO,
                   12/10/29 (I/O) ................................     1,920,677
AAA      2,825   Prudential Bache CMO Trust,
                               Series 10, Class H,
                   04/01/19 (P/O) ................................     2,487,524
AAA      1,241   Salomon Brothers Mortgage Securities,
                   Series 1987-3, Class B,
                   10/23/17 (I/O) ................................       376,894
                                                                   -------------
                                                                     123,056,367
                                                                   -------------
                 ASSET-BACKED SECURITIES--7.3%
AAA      5,885   Barnett Auto Receivables Trust,
                   Class A2, 5.92%, 07/15/00 .....................     5,887,022
AAA      7,972   Brazos Student Loan Financial Corp.,
                   Series 1998-A, Class A1,
                   6.23%, 06/01/06 ...............................     7,969,065
BBB      5,000   Broad Index Secured Trust Offering,
                   Class 1998-1000,
                   6.58%, 03/26/01, # ............................     5,009,619
AAA      5,100   Chase Credit Card Master Trust,
                   Series 1997-5, Class 5-A,
                   6.19%, 08/15/05 ...............................     5,162,164
                 Structured Mortgage Asset
                   Residential Trust,
AAA      3,189     Class A1 14, 7.85%, 04/15/05 # ................     3,211,778
AAA      4,312     Series 1997-2,
                   Class 2, 8.24%, 03/15/06 ......................     4,347,330
AAA      4,599     Series 1997-3,
                   8.57%, 04/15/06# ..............................     4,674,452
AAA      4,500   Student Loan Marketing Association,
                   Trust 1995-1, Class 1,
                   10/25/09 (ARM) ................................     4,500,000
                                                                   -------------
                                                                      40,761,430
                                                                   -------------
                 TAXABLE ZERO COUPON
                 BONDS--34.6%
                 Financing Corp (FICO Strips),
AAA     18,000     03/07/02. .....................................    14,648,220
AAA     29,300     12/27/02. .....................................    22,844,038
                 Government Trust Certificates (Israel),
AAA     25,000     05/15/02. .....................................    19,651,750
                 U.S. Treasury Strips,
       119,800+    08/15/02 ......................................    95,606,390
        51,200+    10/31/02 ......................................    40,416,768
                                                                   -------------
                                                                     193,167,166
                                                                   -------------

                 TAXABLE MUNICIPAL BONDS--6.6%
AAA      1,000   Kern County California,
                   Pension Obligation,
                   6.39%, 08/15/02 ...............................     1,013,770
AAA      3,510   Long Beach California ,
                   Pension Obligation,
                   6.56%, 09/01/02 ...............................     3,580,410
AAA      5,000   Los Angeles County California,
                   Pension Obligation,
                   6.54%, 06/30/02 ...............................     5,090,800
AAA     10,000   New Jersey Economic
                   Development Auth., Zero Coupon,
                   02/15/03 ......................................     7,663,100
                 New York City G.O.,
BBB      5,000     6.54%, 03/15/02 ...............................     5,074,450
BBB      5,000     7.125%, 08/15/02 ..............................     5,189,900
BBB      5,000     7.34%, 04/15/02 ...............................     5,209,000
BBB      1,235   New York St.Environ. Fac. Auth.,
                   6.73%, 09/15/02 ...............................     1,262,615
AAA      1,950   San Francisco California International
                   Airport, 6.35%, 05/01/02 ......................     1,971,450
AA       1,000   St. Josephs Health System California,
                   G.O., 7.13%, 07/01/02 .........................     1,037,370
                                                                   -------------
                                                                      37,092,865
                                                                   -------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                         VALUE
RATING*   (000)    DESCRIPTION                                          (NOTE 1)
--------------------------------------------------------------------------------
                 CORPORATE BONDS--19.9%
                 BANKING & FINANCE--9.6%
BBB    $ 4,900   Ahmanson HF & Co., 8.25%,
                   10/01/02 ......................................   $ 5,269,369
BBB      1,700   Amsouth Bankcorp., 6.75%,
                   11/01/25 ......................................     1,747,163
A        5,000   Goldman Sachs Group LP, 6.25%,
                   02/01/03 # ....................................     4,973,566
A        2,800   Merrill Lynch & Co. Inc., 6.00%,
                   01/15/01 ......................................     2,801,512
                 Nationsbank Corp.,
A        5,000     6.65%, 04/09/02 ...............................     5,109,300
A        5,000     7.00%, 09/15/01 ...............................     5,139,350
                 Paine Webber Group Inc.,
BBB      2,190     7.875%, 02/15/03 ..............................     2,322,780
BBB      7,790     8.25%, 05/01/02 ...............................     8,304,140
                 Salomon Inc.,
A        3,000     5.875%, 02/01/01 ..............................     2,985,600
A        1,500     7.00%, 05/15/00 ...............................     1,525,710
A        4,500     7.98%, 03/01/00 ...............................     4,637,925
A        8,500   Transamerica Finance Corp.,
                   6.75%, 06/01/00 ...............................     8,618,065
                                                                   -------------
                                                                      53,434,480
                                                                   -------------
                 INDUSTRIAL--2.6%
A        1,000   Bass America Inc., 8.125%,
                   03/31/02 ......................................     1,070,380
A        1,000   Ford Motor Credit Co., 8.00%,
                   06/15/02 ......................................     1,066,700
BBB      5,000   RJR Nabisco Inc., 8.625%, 12/01/02 ..............     5,160,950
BBB      4,000   TCI Communications Inc., 9.25%,
                   04/15/02 ......................................     4,409,280
BBB      2,700   Tenneco Inc. 8.075%, 10/01/02 ...................     2,875,905
                                                                   -------------
                                                                      14,583,215
                                                                   -------------
                 UTILITY--1.7%
BBB      5,000   Columbia Gas Systems Inc., 6.610%,
                   11/28/02 ......................................     5,056,750
A        4,000   360 Communications, 7.125%,
                   03/01/03 ......................................     4,142,840
                                                                   -------------
                                                                       9,199,590
                                                                   -------------

                 YANKEE BONDS--6.0%
AA       5,000@  African Development Bank, 7.75%,
                   12/01/01 ......................................     5,267,050
BBB      5,000   Corporacion Andina De Fome,
                   7.10%, 02/01/03 ...............................     5,051,700
BBB      3,500   Empresa Elec. Guacolda SA,
                   7.95%, 04/30/03 (Chile) # .....................     3,496,220
BBB      1,650   Empresa Elec. Pehuence,
                   7.30%, 05/01/03 (Chile) .......................     1,622,670
BBB      2,000   Korea Dev Bank, 6.50%, 11/15/02 .................     1,679,340
BBB      5,000   Transpatadora de Gas Tragas,
                   10.25%, 04/25/01 (Argentina) ..................     5,100,822
AAA      7,500   U.S. Remittance Master,
                   Series 1996-1, 01/01/01 # .....................     7,539,844
Baa1     4,075   YPF Sociedad Anonima,
                   7.50%, 10/26/02 (Argentina) ...................     4,176,412
                                                                    ------------
                                                                      33,934,058
                                                                   -------------
                 Total corporate bonds                               111,151,343
                                                                   -------------

                 UNITED STATES GOVERNMENT
                 SECURITIES--20.2%
                 United States Treasury Bond,
        82,500+    6.125%, 11/15/27 ..............................    88,403,700
                 United States Treasury Notes,
        11,500     6.125%, 08/15/07 ..............................    11,965,405
         3,390     6.25%, 02/28/02 ...............................     3,467,868
         1,600     6.25%, 06/30/02 ...............................     1,640,256
         7,000     6.375%, 03/31/01 ..............................     7,148,750
                                                                   -------------
                                                                     112,625,979
                                                                   -------------
                 COLLATERALIZED MORTGAGE
                 OBLIGATION RESIDUALS **--0.6%
            10   Federal Home Loan Mortgage Corp.,
                   Series 1016, Class 1016-R,
                   11/15/20 ......................................        90,200
                 Federal National Mortgage Association,
                   REMIC,
             1     Trust 1991-9, Class 9-R,
                     02/25/06 ....................................       662,400
             1     Trust 1991-9, Class 9-RL,
                     02/25/06 ....................................         1,000
             1     Trust 1991-48, Class 48-R,
                     05/25/06 ....................................     2,168,500
             1     Trust 1991-48, Class 48-RL,
                     05/25/06 ....................................         1,000
            12     Trust 1991-50, Class 50-R,
                     05/25/06 ....................................       611,400
                                                                   -------------
                                                                       3,534,500
                                                                   -------------

                 Total long-term investments--
                    (cost $793,852,035) ..........................  $812,462,906
                                                                   -------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                        VALUE
RATING*   (000)    DESCRIPTION                                         (NOTE 1)
-------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS--0.7%
                 Repurchase Agreement (0.0%)
         $ 110     State Street Bank & Trust Co., 5.25%,
                     dated 06/30/98; due 07/01/98
                     in the amount of  $110,016;
                     (collateralized by $110,000 U.S.
                     Treasury Note 6.5%, due
                     08/31/01, value including
                     accrued interest--$115,172)
                     (cost $110,016) ............................ $    110,016
                                                                  -------------
       Notional
        Amount
         (000)
        -------
                 PUT OPTION PURCHASED--0.0%
      $ 90,000   Interest Rate Swap,
                   3 Month LIBOR over 6.90%,
                   expires 10/30/98 .............................        55,800
                                                                  -------------

                 CALL OPTIONS PURCHASED---0.7%
        52,000   Interest Rate Swap,
                   3 Month LIBOR over 6.20%,
                   expires 08/13/99 .............................     1,490,320
       100,000   Interest Rate Swap,
                   3 Month LIBOR over 5.92%,
                   expires 09/21/98 .............................       435,000
        68,000   Interest Rate Swap,
                   3 Month LIBOR over 5.85%,
                   expires 08/07/00 .............................     1,417,800
       100,000   Interest Rate Swap,
                   3 Month LIBOR over 5.82%,
                   expires 01/1/99 ..............................       458,100
                                                                  -------------
                                                                      3,801,220
                                                                  -------------
                 Total short-term investments
                   (cost $4,995,616) ............................     3,967,036
                                                                  -------------
              Total investments before
                 outstanding call options written
                 and investments sold short--146%
                 (cost $798,847,651) ............................   816,429,942
                                                                  -------------

                 CALL OPTIONS WRITTEN--(0.2%)
       225,000   Interest Rate Swap,
                 3 Month LIBOR over 5.25%,
                 expires 12/01/98 ...............................      (190,125)
        65,000   Interest Rate Swap,
                 3 Month LIBOR over 5.90%,
                 expires 09/21/98 ...............................      (463,255)
        65,000   Interest Rate Swap,
                 3 Month LIBOR over 5.80%,
                 expires 01/11/99 ...............................      (612,690)
                                                                  -------------
                   (premium received $1,854,125) ................    (1,266,070)
                                                                  -------------
                 INVESTMENT SOLD SHORT--(11.1%)
                 U.S. Treasury Bond,
        48,000     7.50%, 11/15/24 ..............................   (59,557,440)
         2,500     6.375%, 08/15/27 .............................    (2,745,300)
                                                                  -------------
                   (proceeds $46,983,418) .......................   (62,302,740)
                                                                  -------------
                 Total call options written
                   and investments sold
                   short--(11.3%) ...............................   (63,568,810)
                                                                  -------------
                 Total investments net of
                   call options written and
                   investments sold
                   short--134.7%
                   (cost $750,305,981) ..........................   752,861,132
                 Liabilities in excess of other
                     assets--(34.7%) ............................  (193,776,319)
                                                                  -------------
                   NET ASSETS--100% ............................  $ 559,084,813
                                                                  =============

---------
   *  Using the higher of Standard & Poor's or Moody's rating.
  ** Illiquid securities representing 0.6% of portfolio assets. See Note 3.
   # Securities restricted as to resale.
   + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
  ++ Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
   @ Amount pledged as collateral for financial futures.



--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
ARM   --  Adjustable  Rate  Mortgage.
CMO   --  Collateralized   Mortgage Obligation.
G.O.  -- General Obligation.
LIBOR -- London InterBank Offer Rate.
P/O   -- Principal Only Class. I/O -- Interest Only Class.
REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $798,847,651)
  (Note 1) .....................................................   $816,429,942
Deposit with broker as collateral for investments
  sold short (Note 1) ..........................................     62,667,500
Interest receivable ............................................      7,045,575
Receivable for investments sold ................................      9,233,933
Interest rate cap, at value (amortized cost
  $1,407,896) (Note 1 & 3) .....................................        530,400
Other assets (Note 1) ..........................................         34,267
                                                                   ------------
                                                                    895,941,617
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .........................    250,848,750
Investments sold short, at value
  (proceeds $46,983,418) (Note 1) ..............................     62,302,740
Payable for investments purchased ..............................     19,949,817
Swap options written, at value
  (proceeds $1,854,125) (Note 1) ...............................      1,266,070
Interest payable ...............................................        939,800
Unrealized depreciation on interest rate swap
  (Note 1 & 3) .................................................        437,247
Advisory fee payable (Note 2) ..................................        419,159
Administration fee payable (Note 2) ............................        116,433
Due to broker ..................................................        116,187
Due to custodian ...............................................        107,228
Other accrued expenses and liabilities .........................        353,373
                                                                   ------------
                                                                    336,856,804
                                                                   ------------
NET ASSETS .....................................................   $559,084,813
                                                                   ============

Net assets were comprised of:
  Common stock, at par (Note 5) ................................   $    575,106
  Paid-in capital in excess of par .............................    535,942,670
                                                                   ------------
                                                                    536,517,776
  Undistributed net investment income ..........................     25,008,526
  Accumulated net realized loss ................................     (3,815,017)
  Net unrealized appreciation ..................................      1,373,528
                                                                   ------------
  Net assets, June 30, 1998 ....................................   $559,084,813
                                                                   ============

Net asset value per share:
  ($559,084,813 / 57,510,639 shares of
  common stock issued and outstanding) .........................          $9.72
                                                                          =====




--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (including net accretion of discount
    of $856,514, and net of interest
    expense of $6,720,485) .....................................    $23,367,657
                                                                    -----------
Expenses
  Investment advisory ..........................................      1,242,162
  Administration ...............................................        345,045
  Reports to shareholders ......................................        127,000
  Custodian ....................................................         61,000
  Audit ........................................................         59,000
  Transfer agent ...............................................         50,000
  Directors ....................................................         43,000
  Registration .................................................         24,000
  Legal ........................................................         11,000
  Miscellaneous ................................................        421,346
                                                                    -----------
    Total operating expenses ...................................      2,383,553
                                                                    -----------
Net investment income ..........................................     20,984,104
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ..................................................      3,580,869
  Options ......................................................     (4,158,725)
  Futures ......................................................      2,092,879
                                                                    -----------
 ...............................................................      1,515,023
                                                                    -----------
Change in net unrealized appreciation
 (depreciation) on:
  Investments ..................................................        500,688
  Short sales ..................................................     (2,246,015)
  Interest rate cap ............................................       (293,519)
  Options ......................................................      1,997,556
  Futures ......................................................       (507,052)
                                                                    -----------
                                                                       (548,342)
                                                                    -----------
Net gain on investments ........................................        966,681
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................................    $21,950,785
                                                                    ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
  Interest received .............................................   $27,893,391
  Operating expenses paid .......................................    (1,971,478)
  Interest expense paid .........................................    (8,116,939)
  Cash received from disposition of short-term
    portfolio investments, net ..................................       929,811
  Variation margin on futures ...................................     2,648,315
  Purchase of long-term portfolio investments ...................  (431,047,982)
  Proceeds from disposition of long-term
    portfolio investments .......................................   384,178,508
                                                                  -------------
    Net cash flows used for operating activities ................   (25,486,374)
                                                                  -------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements .....................    38,605,060
  Cash dividends paid ...........................................   (13,658,583)
                                                                  -------------
  Net cash flows provided by financing activities ...............    24,946,477
                                                                  -------------
Net decrease in cash ............................................      (539,897)
Cash at beginning of period .....................................       432,669
                                                                  -------------
Cash at end of period ........................................... $    (107,228)
                                                                  =============
RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ............................................... $  21,950,785
                                                                  -------------
Increase in investments .........................................   (38,055,010)
Decrease in interest rate cap ...................................       485,265
Net realized gain ...............................................    (1,515,023)
Decrease in unrealized appreciation .............................       548,342
Decrease in unrealized appreciation on interest
  rate swap .....................................................       483,333
Increase in receivable for investments sold .....................    (5,668,834)
Decrease in receivable for variation margin .....................       555,436
Increase in interest receivable .................................    (1,338,237)
Increase in other assets ........................................       (20,624)
Decrease in payable for investments purchased. ..................      (841,511)
Decrease in swap options written ................................      (705,680)
Increase in deposits with brokers
  for short sales ...............................................    (2,626,250)
Increase in payable for securities sold short ...................     2,246,015
Decrease in interest payable ....................................    (1,396,454)
Increase in accrued expenses and
  other liabilities .............................................       412,073
                                                                  -------------
  Total adjustments .............................................   (47,437,159)
                                                                  -------------
Net cash flows used for operating activities .................... $ (25,486,374)
                                                                  =============

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                        FOR THE       FOR THE
                                                       SIX MONTHS    YEAR ENDED
                                                         ENDED      DECEMBER 31,
                                                     JUNE 30, 1998      1997
                                                     -------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS

Operations:

  Net investment income .........................    $ 20,984,104 $  36,419,362

  Net realized gain .............................       1,515,023     6,829,343

  Net change in unrealized
    appreciation (depreciation) .................        (548,342)    6,468,860
                                                      -----------   -----------

  Net increase in net assets
    resulting from operations ...................      21,950,785    49,717,565


  Dividends from net
    investment income ...........................     (11,382,115)  (27,317,264)
                                                      -----------   -----------

  Total increase ................................      10,568,670    22,400,301


NET ASSETS

Beginning of period .............................     548,516,143   526,115,842
                                                      -----------   -----------
End of period ..................................     $559,084,813  $548,516,143
                                                     ============  ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED                   YEAR ENDED DECEMBER 31,
                                                       JUNE 30,       -------------------------------------------
                                                         1998         1997      1996     1995      1994      1993
                                                         ----         ----      ----     ----      ----      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............   $ 9.54        $9.15     $9.32    $ 8.12    $ 9.36     $ 9.76
                                                       ------        -----     -----    ------    ------    -------
  Net investment income (net of interest expense
    of $0.12, $0.18, $0.19,  $0.34, $0.19 and $0.12,
    respectively) ..................................     0.36         0.67      0.58      0.62      0.46       0.82
  Net realized and unrealized gain (loss)
    on investments .................................     0.02         0.20     (0.22)     1.14     (1.07)     (0.39)
                                                       ------        -----     -----    ------    ------       ----
Net increase (decrease) from investment operations .     0.38         0.87      0.36      1.76     (0.61)      0.43
  Dividends from net investment income .............    (0.20)       (0.48)    (0.53)    (0.56)    (0.49)     (0.83)
  Distributions in excess of net investment income .       --           --        --        --     (0.14)        --
                                                       ------        -----     -----    ------    ------    -------
Net asset value, end of period* ....................   $ 9.72        $9.54     $9.15    $ 9.32    $ 8.12     $ 9.36
                                                       ======        =====     =====    ======    ======    =======
Market value, end of period* .......................   $ 8.75        $8.50     $8.00    $ 7.63    $ 7.13     $ 9.75
                                                       ======        =====     =====    ======    ======    =======
TOTAL INVESTMENT RETURN+: ..........................     5.79%       12.56%    11.79%    14.68%   (20.28%)     7.24%
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses** ...............................     0.87%+++     0.73%     0.74%     0.78%     0.98%      0.93%
Net Investment Income ..............................     7.64%+++     6.84%     6.39%     7.13%     5.32%      8.40%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .................. $555,160     $531,101  $518,963  $501,869  $491,747   $560,543
Portfolio turnover rate ............................       30%         110%      107%      135%      133%        94%
Net assets, end of period (000) .................... $559,085     $548,516  $526,116  $535,741  $467,125   $538,465
Reverse repurchase agreements
  outstanding, end of period (000) ................. $250,849     $212,244  $213,085  $232,396  $184,672   $175,569
Asset coverage++ ................................... $  3,229     $  3,584  $  3,469  $  3,305  $  3,529   $  4,067



------
   * Net asset value and market value are published in The Wall Street Journal each Monday.
  ** The ratios of operating expenses, including interest expense, to average net assets were 3.32%+++, 3.05%, 3.87%, 4.68%, 3.18% and 2.12% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.32%+++, 3.05%, 3.87%, 4.68%, 3.18% and 2.12% for the periods indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &                            The     BlackRock    Strategic
ACCOUNTING                                        Term Trust Inc., (the "Trust")
POLICIES                                          a   Maryland  corporation,  is
                                                  a   diversified,    closed-end
management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or shortly before December 31, 2002, while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, municipal and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS                                   The Trust has an Investment
                                                     Advisory   Agreement   with
BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A.,and an Administration Agreement with Morgan Stanley Dean Witter Advisors Inc. ("MSDWA"), formerly DeanWitter InterCapital, Inc.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45%. The administration fee paid to MSDWA is also computed weekly and payable monthly at an annual rate of 0.125% from January 1, 1995 through December 31, 1998 and 0.10% from January 1, 1999 to the termination of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. MSDWA pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO                                  Purchases    and   sales   of
SECURITIES                                         investment securities,  other
                                                   than short-term  investments,
and dollar rolls for the six months ended June 30, 1998 aggregated $322,094,596 and $238,166,669 respectively.

   The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1998, the Trust held 0.6% of its portfolio assets in illiquid securities including 0.1% of its portfolio assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $17,582,291 (gross unrealized appreciation -- $31,433,426; gross unrealized depreciation -- $13,851,135).

   For federal income tax purposes, the Trust has a capital loss carryforward as
of  December  31,  1997  of  approximately   $7,465,000  which  expires  at  the
termination of the Trust.

   Details of open financial futures contracts at June 30, 1998 were as follows:

                                             VALUE AT   VALUE AT    UNREALIZED
NUMBER OF                        EXPIRATION   TRADE      JUNE 30,  APPRECIATION
CONTRACTS             TYPE          DATE       DATE       1998    (DEPRECIATION)
----------          --------    -----------  -------   ---------  -------------
                Long positions:
                   10 Yr.
   195             T-Note       Sep. 1998  $21,944,471  $22,199,531  $255,060
               Short positions:
                   30 Yr.
  (540)            T-Bond       Sep. 1998   66,585,915   66,740,625  (154,710)
   (80)           Eurodollar    Sep. 1998   18,691,455   18,861,000  (169,545)
   (75)           Eurodollar    Dec. 1998   17,504,606   17,675,625  (171,019)
                                                                     --------
                                                                    ($240,214)
                                                                     ========
   Details of open interest rate caps at June 30, 1998 are as follows:


NOTIONAL                                               VALUE AT
 AMOUNT     FIXED   FLOATING  TERMINATION     COST/     JUNE 30,      UNREALIZED
  (000)     RATE     RATE         DATE      PREMIUM      1998       DEPRECIATION
---------  -------  --------  -----------   --------   ---------   -------------
60,000     6.00% 3 month LIBOR  02/19/02   $1,407,896  $530,400    ($877,496)

   Details of open interest rate swaps at June 30, 1998 are as follows:

NOTIONAL                                                            UNREALIZED
 AMOUNT                         FIXED    FLOATING    TERMINATION   APPRECIATION
 (000)               TYPE        RATE      RATE         DATE      (DEPRECIATION)
----------          --------  ---------- ---------   -----------   -------------
(150,000)        Interest Rate  6.421%  3 month LIBOR   07/27/01   ($2,187,900)
 218,250         Interest Rate  6.365%  3 month LIBOR   07/27/00     2,001,353
 115,000            Basis       0.000%  3 month LIBOR   05/28/03      (250,700)
                                                                     ---------
                                                                     ($437,247)
                                                                     =========

NOTE 4. BORROWINGS                                    REVERSE         REPURCHASE
                                                      AGREEMENTS: The  Trust may
enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was $27,848,832 at a weighted average interest rate of approximately 5.40%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period ended June 30, 1998 was $256,431,550 as of January 31, 1998 which was 28% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the six months ended June 30, 1998 was approximately $18,200,000. The maximum amount of dollar rolls outstanding at any month-end during the period was $18,442,188 as of June 30, 1998 which was 2.1% of total assets.

NOTE 5. CAPITAL                                     There are 200 million shares
                                                    of  $.01  par  value  common
stock authorized. Of the 57,510,639 shares outstanding at June 30, 1998, the Adviser owned 10,724 shares.

NOTE 6. DIVIDENDS                                Subsequent  to  June  30,  1998
                                                 the Board of  Directors  of the
Trust declared dividends from undistributed earnings of $0.039583 per share payable July 31, 1998 to shareholders of record on July 15, 1998.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant  to  the  Trust's  Dividend   Reinvestment   Plan  (the  "Plan",
shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Dean Witter Trust Company (the "Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividend or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                              ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

    (1)  To elect three Directors as follows:

     Director                          Class             Term           Expiring
     -------                           -----             -----           -------
     Richard E. Cavanagh ...........      I              3 years           2001
     James Grosfeld ................      I              3 years           2001
     James Clayburn La Force, Jr. ..      I              3 years           2001

     Directors whose term of office  continues beyond this meeting are Andrew F.
     Brimmer,   Kent  Dixon,   Laurence  D.  Fink,   Frank  J.  Fabozzi,   Ralph
     L. Schlosstein and Walter F. Mondale.

 (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.

     Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                   Votes For       Votes Against     Abstentions
                                   ---------       -------------     -----------
     Richard E. Cavanagh .......   36,963,804            0            8,341,240
     James Grosfeld ............   36,923,915            0            8,381,129
     James Clayburn La Force, Jr.  36,984,381            0            8,320,663
     Ratification of
       Deloitte & Touche LLP ...   44,409,929         183,443           711,672

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Strategic Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of tax tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
  BACKED SECURITIES (ARMS):   Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED                Mortgage-backed securities which separate mortgage
                              pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     This  is  income  generated  by  securities  in  a
                              portfolio and distributed to shareholders after deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE
 MORTGAGES:                   Mortgage  instruments  with coupons that adjust at
                              periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY
 SECURITIES (I/O):            Mortgage securities that receive only the interest
                              cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a Strip.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS: Collateralized  Mortgage  Obligations.

NET ASSET VALUE (NAV):        Net asset value is the total market  value  of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY
 SECURITIES (P/O):            Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE
  REPURCHASE AGREEMENTS:      In a reverse repurchase agreement, the Trust sells
                              securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED      Arrangements   in  which  a  pool  of   assets  is
                              separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.



---------------------------------------------------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
---------------------------------------------------------------------------------------------------------------------------




TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09




TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           TERMINATION
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                    N/A
The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust                                 RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                    N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                           BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                  BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                   12/08
The Blackrock Insured Municipal Term Trust Inc.                                          BMT                   12/10

                  IF YOU WOULD LIKE FURTHER INFORMATION PLEASE
                        CALL BLACKROCK AT (800) 227-7BFM
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.


--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

                                    BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Scott Amero, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

TRANSFER AGENT
Morgan Stanley Dean Witter FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1998 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM

                                                                      9247P-10-8

Printed on recycled paper

                                    BlackRock

THE
STRATEGIC TERM
TRUST INC.
==========================
SEMI-ANNUAL REPORT
JUNE 30, 1998

[GRAPHIC]